CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income attributable to ordinary shareholders	$ 90,257,249	$ 25,940,560	$ 28,764,598
Other comprehensive income
Foreign currency translation gain/ (loss)	10,913,437	4,220,654	(2,988)
Total comprehensive income	$ 101,170,686	$ 30,161,214	$ 28,761,610